SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date  of  Report (Date of earliest event reported):  December  7,
2004


                  FLORIDA ROCK INDUSTRIES, INC.
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     (Exact name of registrant as specified in its charter)

        FLORIDA               1-7159             59-0573002
------------------------ -----------------  --------------------
    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

155 East 21st Street                                32206
Jacksonville, Florida
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(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (904) 355-1781
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  (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)


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[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))



                   CURRENT REPORT ON FORM 8-K

                  FLORIDA ROCK INDUSTRIES, INC.

                        December 7, 2004


ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On December 7, 2004, the Audit Committee of the Board of Directors of Florida Rock Industries, Inc. (the "Company") dismissed Deloitte & Touche LLP ("Deloitte & Touche") as the Company's principal public accountants. As previously reported by the Company in a Current Report on Form 8-K dated July 21, 2004, the Company's Audit Committee engaged KPMG LLP ("KPMG") to serve as the Company's principal public accountants for the three year term beginning with fiscal year 2005.

      Deloitte & Touche's reports on the consolidated financial statements of the Company and its subsidiaries for the two most recent fiscal years ended September 30, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that their reports included unqualified opinions with an explanatory paragraph to disclose that effective October 1, 2002, the Company changed its method of accounting for its costs of reclamation to conform to Standard of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations."

     During the Company's two most recent fiscal years ended September 30, 2004 and the subsequent interim periods through the date of this Current Report on Form 8-K, there were no disagreements between the Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Deloitte & Touche with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Deloitte & Touche's letter, dated December 7, 2004, stating whether they agree with such statements.

     During  the  Company's two most recent  fiscal  years  ended
September 30, 2004 and the subsequent interim periods through the date of this Current Report on Form 8-K, the Company


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did  not consult  KPMG  with  respect  to the  application  of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K. The Company requested that KPMG review the information set forth in this paragraph and in the first sentence of this Item 4.01 before this Current Report on Form 8-K was filed with the Securities and Exchange Commission.

ITEM  7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
AND EXHIBITS.

     (c)  Exhibits.

           Exhibit 16 - Letter from Deloitte & Touche LLP to  the
Securities and Exchange Commission dated December 7, 2004.



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.


                                   FLORIDA ROCK INDUSTRIES, INC.


Date: December 7, 2004             By:  /s/ John D. Milton, Jr.
                                   ------------------------------
                                   John D. Milton, Jr.
                                   Executive   Vice  President,
                                   Treasurer and Chief Financial
                                   Officer

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EXHIBIT INDEX


 Exhibit No.
 -----------

      16        Letter   from  Deloitte  &  Touche  LLP  to   the
                Securities   and   Exchange   Commission    dated
                December 7, 2004.


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